UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2014

HUDSON VALLEY HOLDING CORP.
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Scarsdale Road, Yonkers, New York	10707
(Address of principal executive offices)	(Zip Code)

(914) 961-6100
(Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2014, Hudson Valley Bank, N.A. (the “Bank”), the wholly owned subsidiary of Hudson Valley Holding Corp. (the “Company”), entered into a Consulting Agreement with James J. Landy (the “Agreement”). Mr. Landy is the Executive Chairman of the Board of Directors of the Company and the Bank. In view of Mr. Landy’s retirement as an officer of the Company and the Bank as of December 31, 2014, the Agreement retains Mr. Landy as a consultant to the Bank effective January 1, 2015, pursuant to which Mr. Landy will provide advice with respect to the business, operations and opportunities of the Bank within his areas of expertise. Mr. Landy will receive a fee of $16,667.67 per month. The Agreement also includes customary confidentiality, non-competition, non-solicitation, and indemnification covenants. The Agreement has an initial term of five (5) years.

On October 6, 2014, the Bank entered into an amendment to the Hudson Valley Bank Supplemental Retirement Plan of 1995 (the “1995 Plan”) with James J. Landy.  On October 7, 2014, the Bank entered into an amendment to the 1995 Plan with Vincent T. Palaia.  On the same day, the Bank entered into an amendment to the Hudson Valley Bank Supplemental Retirement Plan of 1997 (the “1997 Plan”) with Stephen R. Brown. Mr. Palaia is Executive Vice President, Asset Recovery and Loan & Asset Purchases for the Bank, and Mr. Brown is the President and Chief Executive Officer of the Company.

The amendments to the 1995 Plan and the 1997 Plan:

•	amend the definition of “Change in Control,”

•	amend the restricted period to a period of one year following the commencement of benefits with respect to each participant’s restrictive covenants, and

•	provide that the restrictive covenants are no longer applicable following a Change in Control of the Company.

The foregoing summary descriptions of the Agreement and the amendments to the 1995 Plan and the 1997 Plan do not purport to be complete and are qualified in their entirety by reference to the full texts of each of the Agreement and the amendments to the 1995 Plan and the 1997 Plan, copies of which are filed as exhibits to this Current Report, which are incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, dated October 6, 2014, between Hudson Valley Bank, N.A. and James J. Landy

10.2	Amendment to the Hudson Valley Bank Supplemental Retirement Plan of 1995, dated October 6, 2014, between Hudson Valley Bank, N.A. and James J. Landy

10.3	Amendment to the Hudson Valley Bank Supplemental Retirement Plan of 1995, dated October 7, 2014, between Hudson Valley Bank, N.A. and Vincent T. Palaia

10.4	Third Amendment to the Hudson Valley Bank Supplemental Retirement Plan of 1997, dated October 7, 2014, between Hudson Valley Bank, N.A. and Stephen R. Brown

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

October 10, 2014	By:	/s/ James P. Blose

Name: James P. Blose
Title: Executive Vice President, General Counsel & Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement, dated October 6, 2014, between Hudson Valley Bank, N.A. and James J. Landy

10.2	Amendment to the Hudson Valley Bank Supplemental Retirement Plan of 1995, dated October 6, 2014, between Hudson Valley Bank, N.A. and James J. Landy

10.3	Amendment to the Hudson Valley Bank Supplemental Retirement Plan of 1995, dated October 7, 2014, between Hudson Valley Bank, N.A. and Vincent T. Palaia

10.4	Third Amendment to the Hudson Valley Bank Supplemental Retirement Plan of 1997, dated October 7, 2014, between Hudson Valley Bank, N.A. and Stephen R. Brown

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